UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 14, 2008

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ENIGMA SOFTWARE GROUP, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-50561	20-2675930
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

150 Southfield Avenue, Suite 1432, Stamford, CT 06902

(Address of Principal Executive Office) (Zip Code)

(888) 360-0646

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

Issuance of the Default Notice; Restructuring Plan

As previously reported, on March 26, 2008, pursuant to that certain convertible secured debenture (the “First Debenture”), in the face principal amount of One Million Dollars ($1,000,000), dated June 28, 2006, by and between Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, LP and Dutchess Private Equities Fund, II, LP (“Dutchess”) and Enigma Software Group, Inc. (the “Company”), and a second convertible debenture, dated July 20, 2007, issued by the Company to Dutchess, in the principal face amount of Five Hundred Thousand Dollars ($500,000) (the “Second Debenture,” and together with the First Debenture, the “Debentures”),  Dutchess issued to the Company a notice of an event of default (the “Default Notice”), due to the Company’s failure to make regular monthly interest payments and payments of principal under the terms of the First Debenture and failure to make required interest payments under the Second Debenture (the “Default”).  In contemplation of Dutchess issuing the Default Notice, the Company and Dutchess entered into negotiations to resolve the Default. As a consequence of these discussions, the Company and Dutchess developed a plan (the “Plan”) to restructure the Company and to cure the Default.  On April 14 and April 15, 2008, Dutchess and the Company consummated the Plan, as further described below.

The Stock Purchase Agreement

On April 11, 2008, Title America Corp., a Nevada corporation (“Title America”), an affiliate of Dutchess and sole shareholder of Tool City, Inc., a California corporation (“Tool City”), entered into a Series A Convertible Preferred Stock Purchase Agreement (the “SPA”) with the holders of all of the Company’s shares of Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”), pursuant to which such individuals (Alvin Estevez, the Company’s Chief Executive Officer and Colorado Stark, the Company’s Executive Chairman) sold all of the Series A Preferred Stock to Title America and as a result ceased to be stockholders of the Company (the “Preferred Stock Purchase”). Title America paid an aggregate amount of $1,000 for the Series A Preferred Stock from its working capital.  The foregoing summary does not purport to be complete and is qualified by reference to the full text of the SPA, which is provided as Exhibit 99.1 to this Report.

The Share Exchange Agreement

On April 14, 2008, the Company and Title America entered into a Share Exchange Agreement (the “SEA”). Pursuant to the SEA, the Company acquired all of the stock of Tool City and Tool City became a wholly-owned subsidiary of the Company. In exchange for all of the stock of Tool City, the Company issued to Title America 8,314 shares of a new series of Preferred Stock of the Company (the “Series B Preferred Stock”) which are convertible into shares of Common Stock and have an aggregate liquidation preference of $8,314,000.  Upon its acquisition of Tool City, the Company entered into a new line of business, namely the provision of title and auto pawn loans against the equity in vehicle owner’s cars. As a result, the Company shall change its name to more closely reflect its new line of business. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the SEA and the Certificate of Designations filed with the Secretary of State of Delaware to designate the Series B Preferred Stock, which are provided as Exhibits 2.1 and 3.2, respectively, to this Report.  Also on April 14, 2008, immediately prior to the consummation of the SEA, the Series A Preferred Stock acquired by Dutchess in the Preferred Stock Purchase was cancelled, after which cancellation no shares of Series A Preferred Stock were outstanding.  A copy of the Certificate of Elimination filed with the Secretary of State of Delaware to eliminate the designation of the Series A Preferred Stock is provided as Exhibit 3.1 to this Report.

The Asset Purchase Agreement

On April 15, 2008, the Company exited its existing software business by the transfer of substantially all of the assets of such business to Enigma Software Group USA, LLC, a Connecticut limited liability company (“Enigma Software Group”), formed by Messrs. Estevez and Stark for the purposes of effecting the Asset Purchase (as defined below). The parties entered into an Asset Purchase Agreement (the “APA”), pursuant to which Enigma Software Group acquired substantially all of the assets and assumed substantially all of the liabilities, excluding the Debentures and interest due thereon, of the Company (the “Asset Purchase”).  Enigma Software Group indemnified the Company in connection with such assumed liabilities and assured that at the closing of the Asset Purchase the Company retained $172,500 in cash. In addition, Messrs. Estevez and Stark, and certain other employees cancelled an aggregate amount of options, representing the right to purchase an aggregate of 8,203,676 shares of the Company’s common stock.  The consideration for the acquisition of the assets in the Asset Purchase was the assumption of liabilities and the other obligations contained in the APA.  The foregoing summary does not purport to be complete and is qualified by reference to the full text of the APA provided as Exhibit 2.2 to this Report.

Waiver of Default; Amendment of Debentures and Warrants

In connection with the consummation of the transactions described above, as of April 15, 2008, Dutchess waived the defaults that had resulted in the Default Notice, including its right to receive certain additional payments under the Debentures as a consequence of the defaults, and rescinded its acceleration of the indebtedness covered by the Debentures.  In addition, Dutchess and the Company amended the Debentures and certain common stock purchase warrants held by Dutchess and currently exercisable for 40,000,000 shares of the Company’s common stock (the “Warrants”), to remove certain provisions of the Debentures and the Warrants which had the effect of limiting Dutchess’ ability to exercise its conversion or exercise rights if doing so would cause its beneficial ownership of the Company’s common stock to exceed specified levels.  The foregoing summary does not purport to be complete and is qualified by reference to the full text of the Amendment and Waiver provided as Exhibit 99.2 to this Report.

Item 2.01.

Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.02.

Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference.  The Series B Preferred Stock was offered and sold to an “accredited investor” (as defined in Section 501(a) of Regulation D) pursuant to an exemption from the registration requirements under Section 4(2) of the Securities Act of 1933, as amended.

Item 5.01.

Changes in Control of Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.  As of the consummation of the transactions described above, Dutchess and its affiliates beneficially owned approximately 95.67% of the Company’s common stock, based on the conversion of the Series B Preferred Stock and the Debentures and the exercise of the Warrants (in each case as amended).

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Preferred Stock Purchase, as of April 14, 2008, each of Theodore J. Smith, Michael A. Novielli and Douglas H. Leighton (the “New Directors”) were appointed to the Company’s Board of Directors and each of Alvin Estevez, Colorado Stark and Edwin J. McGuinn, Jr., resigned from the Board, as a result of which the Board currently consists of the Messrs. Smith, Novielli and Leighton.  Following is certain additional information concerning the New Directors:

Douglas H. Leighton, age 39.  Mr. Leighton is a co-founder and principal of Dutchess Capital Management LLC (“DCM”), which since 1996 had arranged private equity and debt financings for publicly traded-companies. Since 2000, he has overseen the trading, investment due diligence, transaction structure, and risk management of DCM managed Funds and is a member of the firm's Investment Committee.  Mr. Leighton has over 16 years of experience in securities, investment banking and asset management.  In 1990 he received a combined Bachelor of Arts and Bachelor of Science degree in Economics and Finance from the University of Hartford.  Mr. Leighton also is a director of Challenger Powerboats, Inc. and EGPI Firecreek, Inc.

Michael A. Novielli, age 43.   Mr. Novielli is a co-founder and principal of DCM.  Since 2000, he has overseen transaction structure, risk management and regulatory compliance for DCM managed funds and is a member of the firm's Investment Committee.  Mr. Novielli has over 15 years experience in securities, investment banking and asset management including tenure with PaineWebber (now UBS).  He received a Bachelor of Science degree in Business from the University of South Florida in 1987.  Mr. Novielli is also a director of Challenger Powerboats, Inc. and EGPI Firecreek, Inc. and director and Chairman of Siena Technologies, Inc.

Theodore J. Smith, age 31.  Mr. Smith directs the deal transaction process of DCM investments, which includes deal point discussions, drafting of documentation and closing. Post closing, Mr. Smith assists the company's counsel through the SEC comment period and liases with the company's management throughout the term of the investment. He is also a member of the firm's Investment Committee.  Prior to joining Dutchess in 1998, Mr. Smith was a principal with Geneva Atlantic Capital, LLC where he assisted corporate clients with SEC filing guidelines, business plan preparation and presentation, and financing. Mr. Smith received his BS in Finance and Marketing from Boston College in 1999.  Mr. Smith is also a director of EGPI Firecreek, Inc. and Execute Sports, Inc.

For purposes of the information required to be disclosed under this Item 5.02 pursuant to Item 404(a) of Regulation S-K, the information set forth under Item 1.01 above is incorporated herein by reference.

Also as of April 14, 2008, Mr. Estevez resigned his position as President and Chief Executive Officer of the Company, Mr. Stark resigned his position as the Company’s Executive Chairman, and Richard M. Scarlata resigned his position as the Company’s Chief Financial Officer and Treasurer.  As of such date, William R. Atkinson was appointed the to the positions of Chief Executive Officer, President and Secretary, and Jack A. Thomsen was appointed the Company’s Chief Financial Officer and Treasurer.  Messrs. Atkinson and Thomsen have served in similar positions with Tool City since March 2008 and January 2008, respectively.  Following is certain additional information concerning Mr. Atkinson and Mr. Thomsen.

William R. Atkinson, age 60.  William Atkinson has more than 30 years of senior executive and Board-level experience in high-growth companies.  He has extensive CEO and GM experience in both private and public companies, having managed organizations in both technology and consumer markets.  Mr. Atkinson has served as CEO of eight companies, managing a wide range of business challenges, including rapid growth companies and turnarounds.  In addition, he has led teams in the acquisition of six companies and positioned five companies for sale, including one public and four private.  From 2006 to 2008, Mr. Atkinson has been CEO of William R. Atkinson & Associates, a management consulting firm that advises venture capital and hedge funds.  Within the preceding five years, Mr. Atkinson has served as Interim CEO of the following technology companies:  MediaWorks, from 2005 to 2006; Stonefly Networks, from 2004 to 2005; Astute Networks, from 2003 to 2004; and Arroyo Optics, from 2002 to 2003.

Jack A. Thomsen, age 46.  Jack Thomsen is a CPA, with an extensive business, financial and analytical background.  Mr. Thomsen specializes in financial analysis, forensic accounting, financial statement review, and deal structuring.  Since 1995, Mr. Thomsen has been a co-owner, officer and director of Bridgewater Capital Corporation.   Since March 2007, Mr. Thomsen also has been sole owner and principal of Thomsen & Associates Consulting Corporation.  Prior to co-founding Bridgewater Capital, Mr. Thomsen was the Chief Financial Officer and banker with Bentley, Richards & Associates.  From 1983 to 1992, Mr. Thomsen was a licensed CPA for local, national, and international accounting firms, such as McGladery & Pullen and Arthur Young & Co.  Mr. Thomsen was granted a B.A. in Accounting from the University of Northern Iowa in May 1983.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 9.01.

Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.  The Company will provide the information required to be filed under this Item 9.01(a) within the time period set forth in Item 9.01(a)(4).

(b)  Pro Forma Financial Information.  The Company will provide the information required to be filed under this Item 9.01(b) within the time period set forth in Item 9.01(a)(4).

(d) Exhibits.  The following exhibits are provided as part of this Report.

Exhibit Number	Exhibit
2.1	Share Exchange Agreement between Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008
2.2	Asset Purchase Agreement among Enigma Software Group, Inc., Enigma Software Group USA, LLC, and Messrs. Colorado and Stark, dated April 15, 2008
3.1	Certificate of Elimination of Series A Convertible Preferred Stock

3.2	Certificate of Designations of Series B Preferred Stock

99.1	Series A Convertible Preferred Stock Purchase Agreement among Alvin Estevez, Colorado Stark, Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

99.2

Amendment and Waiver dated April 14, 2008, by and between Enigma Software Group, Inc., and Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENIGMA SOFTWARE GROUP, INC.

Date: April 18, 2008	By:	/s/ William Atkinson
William Atkinson Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Share Exchange Agreement between Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008
2.2	Asset Purchase Agreement among Enigma Software Group, Inc., Enigma Software Group USA, LLC, and Messrs. Colorado and Stark, dated April 15, 2008
3.1	Certificate of Elimination of Series A Convertible Preferred Stock

3.2	Certificate of Designations of Series B Preferred Stock

99.1	Series A Convertible Preferred Stock Purchase Agreement among Alvin Estevez, Colorado Stark, Enigma Software Group, Inc. and Title America Corp., dated April 14, 2008

99.2

Amendment and Waiver dated April 14, 2008, by and between Enigma Software Group, Inc., and Dutchess Private Equities Fund, Ltd. as successor in interest to Dutchess Private Equities Fund, L.P. and Dutchess Private Equities Fund II, L.P.